PBF Logistics LP (NYSE: PBFX) UBS MLP One-on-One Conference January 12 - 13, 2016

2 Safe Harbor Statements This presentation contains forward-looking statements made by PBF Logistics LP (“PBFX”), PBF Energy Inc. (“PBF Energy” and together with PBFX, the “Companies”) and PBF Holding Company LLC and their management teams. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties that could cause the Companies’ actual performance or results to differ materially from those expressed in such statements. Factors that could impact such differences include, but are not limited to, changes in general economic conditions; volatility of crude oil and other feedstock prices; fluctuations in the prices of refined products; the impact of disruptions to crude or feedstock supply to any of our refineries, including disruptions due to problems with third party logistics infrastructure; effects of litigation and government investigations; the timing and announcement and successful closing of any potential acquisitions) and subsequent impact of any future acquisitions on our capital structure, financial condition or results of operations; changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting our business or industry, including any lifting by the federal government of the restrictions on exporting U.S. crude oil; actions taken or non-performance by third parties, including suppliers, contractors, operators, transporters and customers; adequacy, availability and cost of capital; work stoppages or other labor interruptions; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; inability to complete capital expenditures, or construction projects that exceed anticipated or budgeted amounts; unforeseen liabilities associated with any acquisition; inability to successfully integrate any acquired businesses or operations; effects of existing and future laws and governmental regulations, including environmental, health and safety regulations; and, various other factors. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The Companies assume no responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date.

3  Diversified, stable and predictable cash flows  Supported by long-term, take-or-pay agreements  No direct commodity price exposure  Highly integrated assets  Strong alignment with PBF Energy  Directly support PBF Energy refinery operations  PBF Logistics’ assets provide PBF Energy strategic optionality  Financial Flexibility  Long-term capital structure with ample liquidity for growth  Solid growth potential  Third-party acquisitions, organic projects and drop-downs PBF Logistics LP

4 PBF Logistics Delivering Growth IPO Completed $350 Million Bond Offering PBF Energy announces Chalmette acquisition PBF Energy announces Torrance acquisition PBF Energy closes Chalmette acquisition May 2014 September 2014 December 2014 May 2015 June 2015 October 2015 November 2015 Acquired Delaware City West Rack Acquired Toledo Storage Facility Acquired Delaware City Pipeline and Truck Rack Since IPO PBFX has:  Invested ~$450 million to expand asset base  Increased Distributable Cash Flow by over 100%  Increased Distributions to unit holders by 30%  17% Compound Annual Growth Rate (“CAGR”)

5 0.30* 0.30 0.33 0.35 0.37 0.39 0.26 0.28 0.30 0.32 0.34 0.36 0.38 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 D is tr ib u ti o n / L P Uni t ( $ ) PBFX Focused on Distribution Growth 5.8* 10.2 16.7 19.2 22.1 22.2 0.00 5.00 10.00 15.00 20.00 25.00 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 D is tr ib u ta b le C a sh F lo w ( $ m il li o n s) (MQD) (MQD) *Represents the minimum quarterly distribution (MQD) for Q2-14, actual distribution of $0.16 equal to prorated MQD based on May 14, 2014 IPO *Values for Q2-14 prorated from May 14, 2014 to June 30, 2014

6  Market capitalization of ~$3.8 billion(1)  Currently operates four oil refineries in Ohio, Delaware, New Jersey and Louisiana, and has entered into an agreement to acquire an additional refinery in California(2)  Flexible crude sourcing options partially supported by PBFX-operated assets  Essential product distribution in the Northeast and Mid-Continent supported by PBFX assets  PBF's core strategy is to grow and diversify through acquisitions Region Throughput Capacity (bpd) Nelson Complexity Mid-continent 170,000 9.2 East Coast 370,000 12.2 Gulf Coast 189,000 12.7 West Coast(2,3) 155,000 14.9 Total (2,3) 884,000 12.2 ___________________________ 1. As of 12/31/2015. 2. The Torrance (California) Refinery acquisition is scheduled to close in Q2 2016. 3. Pro forma the close of the Torrance Refinery. Paulsboro Toledo Chalmette Torrance PADD 2 PADD 3 PADD 5 Delaware City PADD 4 PADD 1 PBF Energy is PBFX’s Partner in Growth

7 Strong Connection with PBF Energy  Fee-based, long-term contracts provide PBFX with stable earnings  Conservative financial profile with strong liquidity provides flexibility  Demonstrated access to capital markets  Experienced management team  Focused on safety and operational excellence  PBFX’s assets are integrated with three of PBF’s operating refineries Strategic  Midstream growth is a key component of PBF’s strategy  PBF owns ~54% of PBF Logistics and 100% of the GP  PBFX provides PBF with an additional growth vehicle to enhance investor returns Financial Operational

8 Long-term Agreements Underpin Stability Assets MVC Original MVC ($) Initial Term Toledo Storage Facility (Tankage) 3.9 million bbls(1) $0.50 / bbl 10 yrs Delaware City Products Pipeline 50,000 bpd $0.5266 / bbl 10 yrs Delaware City Truck Rack (Clean Products) 30,000 bpd $0.462 / bbl 10 yrs Delaware City Truck Rack (LPG) 5,000 bpd $2.52 / bbl 10 yrs Toledo LPG Truck Rack (Propane) 4,400 bpd $2.52 / bbl 10 yrs Toledo Truck Terminal 5,500 bpd $1.00 / bbl 7 Yrs Delaware City Rail Terminal 85,000 bpd $2.00 / bbl 7 Yrs Delaware City West Rack 40,000 bpd $2.20 / bbl 7 Yrs ___________________________ (1) Subject to available storage capacity All contracts have two 5-year renewal terms and inflation-based cost escalators

9 Significant Growth Potential  Drop-down transactions with PBF  Significant drop-down EBITDA pipeline remaining at PBF Energy  Additional potential drop-down assets available at the Chalmette and Torrance Refineries(1)  Third-party acquisitions  Independent of PBF Energy  Jointly with PBF Energy  Organic Growth  Expansion projects  Green-field projects  Operational efficiencies ___________________________ 1. Assuming successful close of PBF Energy’s announced transaction to acquire the Torrance Refinery and related logistics assets

10 PBFX’s Future Value Focus on Stable, Take-or-Pay Business  Maintain stable cash flow generation through long-term contracts with minimum volume commitments  Commitment to safe and reliable operations across all areas  No direct commodity price exposure  Target 1.15x annual coverage ratio  Financial flexibility for continued distribution growth  Maintain attractive distribution growth rate Financial Flexibility Increase Distributions Grow the Business  Pursue third-party acquisitions focused on traditional MLP assets  Invest in organic projects and asset optimization  Support growth of PBF through additional drop-down transactions  Conservative financial profile with an emphasis on liquidity  Demonstrated ability to access capital markets  Net Debt-to-EBITDA target of between 3x and 4x

Appendix

12 Non-GAAP Financial Measures Our management uses EBITDA (earnings before interest, income taxes, depreciation and amortization) as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations, and in communications with our board of directors, creditors, analysts and investors concerning our financial performance. EBITDA is not a presentation made in accordance with GAAP and our computation of EBITDA may vary from others in our industry. EBITDA should not be considered as an alternative to operating income or net income as measures of operating performance. In addition, EBITDA is not presented as, and should not be considered, an alternative to cash flows from operations as a measure of liquidity. EBITDA also has limitations as an analytical tool and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP.

13 PBFX 2016 Guidance Guidance provided constitutes forward-looking information and is based on current PBF Logistics operating plans, assumptions and configuration. All figures are subject to change based on market and macroeconomic factors, as well as management’s strategic decision-making and overall Partnership performance ($ in millions) FY 2016 Guidance Revenues $143.5 Operating expenses $34.5 SG&A $14.2 D&A $6.3 Interest expense, net $28.7 Maintenance capital expenditures $5.1 Leverage target 3x-4x EBITDA Units outstanding(1) 34.4 million • All figures are based on estimates using minimum volume commitments under existing long-term agreements ___________________________ 1. Units outstanding at 12/31/2015 represents the fully-diluted number of units issued during the IPO, subsequent transactions and under partnership compensation programs